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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       REAL ESTATE ASSOCIATES LIMITED VI
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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                       REAL ESTATE ASSOCIATES LIMITED VI
                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                   IMPORTANT

                                                                 August 22, 2001

Dear Limited Partners:

     Your General Partners of Real Estate Associates Limited VI want to remind you that the deadline to fax in your WHITE consent revocation card is SEPTEMBER 14, 2001. Bond Purchase, L.L.C. is asking limited partners to sign consent forms to remove, we believe without cause, your existing General Partners and replace your experienced Managing General Partner with Bond Purchase's affiliate, which has no significant assets, net worth or business history. WE URGE YOU NOT TO SIGN ANY GREEN CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. We urge you to consider the facts:

     - BOND PURCHASE CANNOT DESCRIBE THE "NUMEROUS QUESTIONABLE
       TRANSACTIONS." On August 2, 2001, Bond Purchase told you that it had uncovered "numerous questionable transactions in the Partnership's books and records [which] were serious enough to require[ ] an extended solicitation." As the Managing General Partner of the Partnership, we strive at all times to address any concerns raised by the limited partners. In this regard, we sent a letter to Bond Purchase on August 8th requesting that Bond Purchase identify the specific transactions and circumstances that it referred to as "questionable" and "serious." We also requested that Bond Purchase respond by August 15th. AS OF AUGUST 21ST, BOND PURCHASE HAD NOT RESPONDED.

     - BOND PURCHASE CITES TO OLD LANGUAGE IN THE PARTNERSHIP AGREEMENT THAT WAS REMOVED. Bond Purchase tells you about a section in the Partnership Agreement, Section 9.3(d). Bond Purchase did not tell you that this section was removed by a vote of the limited partners in 1998. As your Managing General Partner, we are familiar with the Partnership's governing documents. DO NOT BE MISLED BY BOND PURCHASE.

     - BOND PURCHASE TOLD YOU THAT IT CHOSE NOT TO GIVE YOU IMPORTANT INFORMATION ABOUT A LAWSUIT. Bond Purchase told you that it chose not to give you important information about a lawsuit filed by us on June 19, 2001, against Mr. Johnson and entities with which he is affiliated. It told you that it felt the lawsuit was "not worthy of discussion." We believe a candidate for managing general partner should not hide important facts about a related lawsuit from its fellow limited partners. Wouldn't the better policy be one of full disclosure and to allow the limited partners to decide for themselves if the lawsuit is "worthy of discussion?" DO NOT BE MISLED BY BOND PURCHASE'S DESCRIPTION OF THE LAWSUIT.

     - WE ARE VIGOROUSLY CONTESTING MERITLESS CLAIMS DESCRIBED TO YOU BY BOND PURCHASE. We told you about a lawsuit filed on August 27, 1998 against us and certain of our affiliates. You should know that, based on papers filed with the court, we view
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       plaintiffs' case as a simple difference in opinion regarding valuation methodologies, and that such differences of opinion have been specifically rejected by the United States Supreme Court as a basis for a securities violation.(1) Therefore, we believe that the plaintiff's claims are without merit, and the defendants are vigorously contesting the actions. WE URGE YOU NOT TO BE MISLED.

                       DO NOT SIGN ANY GREEN CONSENT CARD

     We warn you against allowing Bond Purchase to act for you and caution you not to be misled by its materials. If you sign the dissident's GREEN consent card, you may inadvertently appoint Bond Purchase as your attorney-in-fact, giving it your permission to execute any documents and take any actions to implement its proposals. DO NOT GIVE BOND PURCHASE AUTHORITY TO SIGN DOCUMENTS ON YOUR BEHALF -- DO NOT SIGN ANY GREEN CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. INSTEAD, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR WHITE REVOCATION OF CONSENT CARD. The deadline to fax in your WHITE consent revocation card is FRIDAY, SEPTEMBER 14, 2001.

     To ensure that your General Partners are not removed, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY if you have not already done so to:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

For your convenience, we have enclosed another consent revocation card for your use.

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED VI BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT AUGUST 22, 2001. IMPORTANT INFORMATION ABOUT THE PARTNERSHIP'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH HAVE ALREADY BEEN SENT TO YOU. YOU MAY OBTAIN A COPY OF THE PARTNERSHIP'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE PARTNERSHIP WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE. YOU MAY ALSO VIEW PARTNERSHIP INFORMATION ON THE PARTNERSHIP'S WEB SITE AT HTTP://WWW.NAPICO.COM. THE CONTENTS OF THE PARTNERSHIP'S WEB SITE ARE NOT DEEMED TO BE A PART OF THE CONSENT REVOCATION MATERIALS. FOR ADDITIONAL INFORMATION ABOUT THIS CONSENT REVOCATION SOLICITATION, PLEASE CONTACT D.F. KING AT THE TOLL-FREE NUMBER PROVIDED BELOW.
                            ------------------------

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

---------------

     1 Santa Fe Indus., Inc. v. Green, 430 U.S. 462, 477 (1977).
                                        2
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                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED VI

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED VI IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited VI (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1. Removal of General Partners

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

2. Continuation of the Partnership and election of new general partner, New G.P.

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated: -------------------------, 2001

                                          --------------------------------------
                                          Name:



                                          --------------------------------------
                                          Title:



                                          --------------------------------------
                                          Name (if held jointly):
                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.